                                                                Exhibit 99.1

               CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the  accompanying  Annual Report on Form 10-K of Selkirk
Cogen Partners, L.P. for the year ended December 31, 2002, I, P. Chrisman Iribe,
President of JMC Selkirk,  Inc.,  as Managing  General  Partner of Selkirk Cogen
Partners,  L.P.,  hereby certify pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section  906 of the  Sarbanes-Oxley  Act of 2002,  to the best of my knowledge and belief, that:

(1)  such Annual Report on Form 10-K for the year ended December 31, 2002, fully complies with the  requirements of section 13(a) or 15(d) of the Securities
     Exchange Act of 1934; and

(2)  the  information  contained in such Annual Report on Form 10-K for the year ended December 31, 2002,  fairly presents,  in all material  respects,  the financial  condition and results of  operations of Selkirk Cogen  Partners,
     L.P.

March 28, 2003                                       /s/ P. CHRISMAN IRIBE
                                                     --------------------
                                                     P. Chrisman Iribe
                                                     President
                                                     JMC Selkirk, Inc.